Putnam
Master Income
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investor perception is one of the most difficult and perplexing aspects of investment management. Analysts can crunch numbers and fund managers can draw all sorts of inferences from the steady inflow of data. But so far no one has found a reliable way of measuring what investors are going to think at any given point.

During Putnam Master Income Trust's fiscal year, which ended October 31, 1999, there were challenges aplenty as the world's central banks either raised interest rates or considered raising them, and inflation looked as though it might heat up in many areas of the globe. In general, investors' cautious response to these uncertainties during the period had a dampening effect on the markets and, therefore, on your fund's results. The managers discuss these events in detail in the report that follows.

Meanwhile, I am pleased to announce the appointment of Robert M. Paine to your fund's management team. Bob is a member of the High Yield Group and will oversee that aspect of your fund's portfolio. He has been with Putnam since 1987 and has 12 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Managers

Robert M. Paine
David L. Waldman
D. William Kohli

The broad fixed-income market was beset with challenges during the 12 months ended October 31, 1999. Putnam Master Income Trust began fiscal 1999 just as world financial markets were regaining their equilibrium following Russia's default and the Long-Term Capital Management debacle. After a relatively brief period wherein most fixed-income sectors rallied, bond prices worldwide declined under the pressure of rising interest rates and inflation concerns. While there were pockets of strength, including the emerging markets and Japan, the bouts of weakness had greater influence on your fund's performance over the year.

Total return for 12 months ended 10/31/99

                    NAV                       Market price
------------------------------------------------------------------------
                   1.86%                        -10.50%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* INVESTOR SENTIMENT REIGNS SUPREME

Investor sentiment played a leading role in worldwide bond performance this past year. Stronger-than-expected economic growth in the United States and Europe fostered an atmosphere of unease as investors jockeyed to position their portfolios for the next turn in the road. During the fiscal year's second half, preemptive increases in short-term interest rates by the Federal Reserve Board and the Bank of England -- along with indications by other national banks that similar actions would follow -- drove yields higher and prices lower in the United States and across the Continent. Inflation concerns restrained these markets through the period's end even though their fundamental underpinnings were sound.


[GRAPHIC OMITTED: horizontal bar chart SECTOR ALLOCATION]

SECTOR ALLOCATION*

High-yield
corporate              45.8%

U.S. government        16.8%

Foreign bonds          15.2%

Other                  21.2%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


At the opposite end of the globe, investors renewed their interest in Japanese government bonds in response to proposed fiscal stimulatory packages. It remains to be seen whether the government's plans will be approved by Parliament and if so, whether they will become the long-sought catalyst that sparks a definitive economic recovery.

Latin American markets also performed well. The attractive valuations and higher-yielding potential of most emerging-markets debt became too compelling for investors to ignore, given higher commodity prices and a revival in manufactured exports there. The possibility that Mexico's bonds might be elevated to investment-grade status in 2000 also helped.

* HIGH-YIELD BONDS DOMINATE

Over the course of the fiscal year, we increased your fund's exposure to U.S. high-yield bonds, bringing the portfolio's weighting up to roughly 46% of net assets. Despite a pall that has fallen over the sector because of interest-rate volatility, Y2K-related liquidity concerns, and a rising default rate, we believe the group is laden with income and price appreciation opportunities. The solid fundamentals of the U.S. economy and sustained overseas demand for U.S. products continue to create a favorable backdrop for many high-yield debt issuers. Nowhere is this more apparent than in the telecommunications and broadcasting/media industries where deregulation and consolidation also have helped drive performance potential.

Over the year, several telecommunication companies decreased their reliance on debt by issuing stock, thereby decreasing their credit risk. Fund holdings NTL, Covad Communications Group, and Rhythms NetConnections were among them. Other issues that worked well for the fund include NEXTEL, Citadel Broadcasting, and Metromedia Fiber Network. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


"Participating in the income and total return potential of a globally diversified bond fund might be the answer to some portfolio rebalancing questions as 1999 draws to a close."

-- Robert Paine, fund manager


The booming U.S. economy created pockets of opportunity in other areas as well. In gaming, for example, new jurisdiction areas such as Mississippi, Illinois, and Louisiana have provided solid growth potential without the overcapacity that exists in Las Vegas and Atlantic City. Argosy Gaming Company is one fund holding that enjoyed substantial appreciation during the period.

We view the late stage of the current business cycle as an opportunity to add some higher-quality cyclical issues to the portfolio, such as those in the paper, chemical, and energy sectors. Repap New Brunswick, Riverwood International, Ocean Energy, and Pioneer America are all new holdings that we believe hold promise. In the energy sector we also sold some holdings in cases where our research uncovered credit concerns.

In other areas, credit problems grew over the fiscal year, with the nursing home, cinema, and sub-prime lending sectors suffering. Stricter Medicare reimbursement formulas negatively affected many long-term nursing care bonds, including portfolio holdings Sun Healthcare and Mariner Post-Acute Network. Overbuilding of movieplexes has resulted in earnings disappointments for movie exhibition companies, including fund holding United Artists Theatre.

* EMERGING MARKETS SHINE, OTHERS LANGUISH

As the period progressed, we substantially increased the fund's allocation to emerging-markets debt to approximately 12% of net assets, up from roughly 5% at mid year. Not only are valuations and yields highly attractive in this sector, the risk premium associated with these bonds has come down over the period. Year to date, emerging-market bonds have been the best performing fixed-income asset class. This is largely the result of the recoveries under way in many world economies. The fund has solid representation in the bonds of Mexico, Brazil, and Bulgaria. Among the developed nations, U.K., German, and Canadian government securities were present in the portfolio.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH YIELD SECTOR

Midland Funding II Corp.
debentures. Series A, 11 3/4s, 2005

Dial Call Communications, Inc.
senior discount notes, Series B, 10 1/4s, 2005

US Air, Inc.
pass-through certificates, Series 93-A2,
9 5/8s, 2003

FOREIGN GOVERNMENT

Germany (Federal Republic of)
bonds, series 132, 4 1/8s, 2004

Australia (Government of)
bonds, Series 808, 8 3/4s, 2008

Sweden (Government of)
bonds, Series 104, 6 3/4s, 2014

U.S. GOVERNMENT

U.S. Treasury Notes
5 1/4s, May 15, 2004

U.S. Treasury Notes,
5 3/4s, June 30, 2001

U.S. Treasury Notes,
5 1/2s, May 15, 2009

Footnote reads:
Holdings will vary over time.


The fund's U.S. investment-grade holdings produced mixed results as market conditions changed. We used the fund's Treasury exposure to keep the portfolio's average duration relatively neutral, which we believed to be prudent given the uncertain interest rate environment. Duration is a measure of a fund's sensitivity to interest rate changes. We also took advantage of opportunities in interest-only and principal-only collateralized mortgage obligations. Despite recent weakness, real estate fundamentals are solid, and we anticipate price appreciation opportunities once the interest rate picture becomes clearer.

* GLOBAL PICTURE APPEARS BRIGHT

We enter the new fiscal year with cautious optimism. We have already begun to see that Y2K concerns are fading and that the overall pulse of the global economy shows marked improvement over this time last year. Worldwide, inflation remains relatively dormant. In the months ahead, we view security selection and sector allocation as the keys to investment success. As always, we expect that your fund will continue to benefit from its multisector strategy, which allows strength in one sector to offset weakness in another.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. International investing involves certain risks, such as currency fluctuations, economic instability and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Income Trust is designed for investors seeking high current income, consistent with preservation of capital, through a portfolio diversified among U.S. government, high-yield, and international fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/99

                                                Salomon Bros.   First
                                    Lehman Bros.   Non-U.S.     Boston
                           Market    Government  World Govt.  High-Yield
                   NAV     price     Bond Index  Bond Index     Index
----------------------------------------------------------------------------
1 year             1.86%  -10.50%     -1.22%       -2.96%        5.54%
----------------------------------------------------------------------------
5 years           39.29    31.82      44.88        32.54        50.33
Annual average     6.85     5.68       7.70         5.80         8.50
----------------------------------------------------------------------------
10 years         135.37   118.28     109.76       138.95       177.51
Annual average     8.94     8.12       7.69         9.10        10.75
----------------------------------------------------------------------------
Life of fund
(since 12/28/87) 177.78   122.84     153.56       128.91       217.46
Annual average     9.01     7.00       8.18         7.25        10.25
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

----------------------------------------------------------------------------
Distributions (number)                     12
----------------------------------------------------------------------------
Income                                  $0.6515
----------------------------------------------------------------------------
Return of capital1                       0.0595
----------------------------------------------------------------------------
Capital gains                              --
----------------------------------------------------------------------------
  Total                                 $0.7110
----------------------------------------------------------------------------
Share value                         NAV            Market price
----------------------------------------------------------------------------
10/31/98                           $8.27              $8.125
----------------------------------------------------------------------------
10/31/99                            7.72               6.625
----------------------------------------------------------------------------
Current return
----------------------------------------------------------------------------
Current dividend rate2              9.02%             10.51%
----------------------------------------------------------------------------

1See page 41.

2Income portion of most recent distribution annualized and divided by NAV or Market price at end of period.


TOTAL RETURN FOR PERIODS ENDED 9/30/99

                                                           Market
                                            NAV            price
----------------------------------------------------------------------------
1 year                                     -0.46%          -8.03%
----------------------------------------------------------------------------
5 years                                    39.80           39.93
Annual average                              6.93            6.95
----------------------------------------------------------------------------
10 years                                  134.34          112.19
Annual average                              8.89            7.81
----------------------------------------------------------------------------
Life of fund
(since 12/28/87)                          177.84          127.23
Annual average                              9.08            7.23
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

First Boston High-Yield Index* is an unmanaged list of lower-rated, higher-yielding U.S. corporate bonds.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Lehman Bros. Government Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

The Board of Trustees and Shareholders
Putnam Master Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the fund's portfolio, as of October 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998 and the financial highlights for each of the years in the four-year period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 1999, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.
                                                                 KPMG LLP

Boston, Massachusetts
December 7, 1999



The fund's portfolio
October 31, 1999

CORPORATE BONDS AND NOTES (45.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.3%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,000,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    1,030,000

Aerospace and Defense (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            700,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 591,500
            250,000  Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                         211,250
            520,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              416,000
            750,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        731,250
            160,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                152,800
            240,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                            209,400
            120,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      114,900
            425,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                                 438,281
            280,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                               260,400
            220,000  L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                                    200,200
                                                                                                            --------------
                                                                                                                 3,325,981

Agriculture (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,297,335  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                 1,193,548

Airlines (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            540,000  Airbus Industries 144A 12.266s, 2020                                                          540,000
            310,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 286,363
            340,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                      217,600
            530,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                        437,250
            670,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                    321,600
            355,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            248,500
            650,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                            299,000
          1,500,000  US Air Inc. pass-through certificates Ser. 93-A2, 9 5/8s, 2003                              1,483,425
                                                                                                            --------------
                                                                                                                 3,833,738

Apparel (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                               125,000
            610,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 616,100
            250,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                  247,500
                                                                                                            --------------
                                                                                                                   988,600

Automotive (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                        462,500
          1,220,000  Federal Mogul Corp. notes 7 3/8s, 2006                                                      1,119,240
            250,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            256,250
          1,120,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     1,072,400
            260,000  Transportation Manufacturing Operations Inc. 144A
                       company guaranty 11 1/4s, 2009                                                              261,300
                                                                                                            --------------
                                                                                                                 3,171,690

Automotive Parts (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            180,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         180,900
            383,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                                 384,915
            420,000  Hayes Lemmerz International, Inc. company guaranty Ser. B,
                       8 1/4s, 2008                                                                                371,700
            200,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                       9 1/8s, 2007                                                                                188,000
            290,000  Safety Components International, Inc. sr. sub. notes Ser. B,
                       10 1/8s, 2007                                                                               185,600
                                                                                                            --------------
                                                                                                                 1,311,115

Banks (0.8%)
--------------------------------------------------------------------------------------------------------------------------
DKK       1,851,000  Bank Realkredit Danmark mortgage 7s, 2029 (Denmark)                                           257,021
     $      500,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  360,000
            295,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                        291,127
            150,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                        141,846
            230,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                        223,254
            890,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                       9.06s, 2027                                                                                 850,288
            285,000  Provident Capital Trust company guaranty 8.6s, 2026                                           267,780
            165,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                   151,655
            230,000  Sovereign Capital Trust company guaranty 9s, 2027                                             219,054
            440,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                433,079
                                                                                                            --------------
                                                                                                                 3,195,104

Basic Industrial Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                     552,000
            270,000  Koppers Industries, Inc. 144A company guaranty 9 7/8s, 2007                                   234,900
            460,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                    417,409
            740,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                    694,875
            220,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                                 74,800
            205,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                      178,350
                                                                                                            --------------
                                                                                                                 2,152,334

Broadcasting (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            625,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              550,000
            920,000  Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                             876,300
            820,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2006 (STP)                                                       717,500
          1,020,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 2/1/02), 2009 (STP)                                                               872,100
            340,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              352,750
            992,458  Capstar Broadcasting bank term loan FRN 7.813s, 2005                                          992,458
            170,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s,
                       2004 (Bermuda)                                                                               64,600
          1,190,000  Chancellor Media Corp. company guaranty 8s, 2008                                            1,169,175
            327,990  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                       339,470
            270,000  Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                                      264,600
            590,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                             544,275
            480,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                               487,200
            720,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                        693,000
            450,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      450,000
            170,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                                 175,525
            120,000  Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                                   116,400
          1,424,000  PHI Holdings, Inc. sr. sub. notes zero %, 2001                                              1,207,979
            405,000  Radio One Inc. company guaranty stepped-coupon Ser. B, 7s,
                       (12s, 5/15/00), 2004 (STP)                                                                  421,200
            140,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                    130,200
            505,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                      555,500
            180,000  Spanish Broadcasting Systems sr. sub notes 9 5/8s, 2009                                       180,900
            175,000  TV Azteca Holdings S.A. de C.V. sr. notes 11s, 2002 (Mexico)                                  142,625
            360,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                       282,600
                                                                                                            --------------
                                                                                                                11,586,357

Building and Construction (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            195,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                                78,000
            150,000  Atrium Companies Inc. company guaranty Ser. B, 10 1/2s, 2009                                  142,500
            360,000  Building Materials Corp. company guaranty 8s, 2008                                            326,700
            370,000  Cia Latino Americana 144A company guaranty 11 5/8s,
                       2004 (Argentina)                                                                            233,100
          1,230,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 1,073,175
            740,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                       392,200
            180,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                  162,900
            270,000  NCI Building Systems Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                                 249,075
            350,000  Toll Corp. company guaranty 8 1/8s, 2009                                                      315,000
                                                                                                            --------------
                                                                                                                 2,972,650

Business Equipment and Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               102,000
            550,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                             517,000
            930,000  Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                               843,975
            190,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                  188,100
            962,354  Outsourcing Solutions, Inc. 144A bank term loan FRN
                       8.409s, 2004                                                                                955,136
            500,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               528,750
                                                                                                            --------------
                                                                                                                 3,134,961

Cable Television (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            595,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                                  606,900
            510,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                  481,950
            160,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                           155,200
            360,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                           343,800
          1,440,000  Charter Communications Holdings LLC sr. notes 8 5/8s, 2009                                  1,353,600
             50,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                                  51,500
            100,000  CSC Holdings, Inc. sr. sub. notes 9 1/4s, 2005                                                100,250
            120,000  CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                                                  120,052
            140,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                          132,691
            250,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                     246,150
            360,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                     340,330
            760,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00),
                       2005 (United Kingdom) (STP)                                                                 689,700
            870,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/02),
                       2007 (United Kingdom) (STP)                                                                 682,950
            505,000  Grupo Televisa S.A. de C.V. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                              431,775
            130,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                 137,800
          1,000,000  Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                                 985,000
            840,000  Lamar Media Corp. company guaranty 8 5/8s, 2007                                               823,200
            410,000  Rogers Cablesystems Ltd. company guaranty 10s,
                       2007 (Canada)                                                                               435,625
            120,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                                 128,100
            370,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s,
                       2005 (Argentina)                                                                            173,900
          1,300,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                       (12 1/2s, 2004), 2009 (Netherlands) (STP)                                                   682,500
            510,000  United Pan-Europe N.V. 144A 10 7/8s, 2009 (Netherlands)                                       497,250
                                                                                                            --------------
                                                                                                                 9,600,223

Cellular Communications (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            960,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                                   700,800
          1,658,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                           331,600
            610,000  Cencall Communications Corp. sr. disc. notes 10 1/8s, 2004                                    622,200
          1,985,000  Dial Call Communications, Inc. sr. disc. notes Ser. B,
                       10 1/4s, 2005                                                                             2,024,700
            865,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                           927,713
          1,265,000  McCaw International Ltd sr. disc. notes stepped-coupon zero %
                       (13s, 4/15/02), 2007 (STP)                                                                  774,813
          2,045,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01),
                       2006 (Luxembourg) (STP)                                                                   1,482,625
            420,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                                425,250
            520,000  US UnWired Inc. sr. disc. notes stepped-coupon zero %,
                       (13 3/8s, 11/1/04), 2009 (STP)                                                              274,300
                                                                                                            --------------
                                                                                                                 7,564,001

Chemicals (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                                    274,500
            370,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                               343,175
            500,000  Huntsman Corp. 144A sr. sub. notes FRN 8.87s, 2007                                            457,500
          1,040,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes 10 1/8s, 2009                               1,034,800
            830,000  Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                                    827,925
          1,260,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                       1,263,150
            795,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                      612,150
            504,125  Polytama International notes 11 1/4s, 2007 (Indonesia)                                         90,742
            480,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                                432,000
            440,000  Scotts Co. 144A sr. sub. notes 8 5/8s, 2009                                                   415,800
            340,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                        68,425
            280,000  Sterling Chemicals Inc. 144A sec. notes 12 3/8s, 2006                                         271,600
            435,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 243,600
                                                                                                            --------------
                                                                                                                 6,335,367

Computer Services and Software (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                              130,000
            330,000  Cybernet Internet Service 144A sr. notes 14s, 2009                                            283,800
            500,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                          520,625
            510,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                         520,200
            390,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      383,175
            300,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                          333,000
            280,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           268,100
            180,000  Verio Inc. sr. notes 10 3/8s, 2005                                                            180,000
                                                                                                            --------------
                                                                                                                 2,618,900

Consumer Durable Goods (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                   290,700
             70,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                             26,600
            130,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                  100,100
            175,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        170,188
                                                                                                            --------------
                                                                                                                   587,588

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            860,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                890,100
            190,000  Protection One, Inc. sr. disc. notes stepped-coupon zero %,
                       (13 5/8s, 6/30/00), 2005 (STP)                                                               41,800
                                                                                                            --------------
                                                                                                                   931,900

Cosmetics (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            135,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                       124,200
            530,000  French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                                477,000
            250,000  Revlon Consumer Products sr. notes 9s, 2006                                                   197,500
          1,000,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                          530,000
            140,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                               109,200
                                                                                                            --------------
                                                                                                                 1,437,900

Electric Utilities (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,200,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                      732,000
            565,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                                535,338
          1,190,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                             1,129,334
            361,954  Midland Funding I Corp. deb. Ser. C-94, 10.33s, 2002                                          375,694
            750,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                           899,715
          1,900,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                         2,089,563
            416,482  Northeast Utilities System notes Ser. A, 8.58s, 2006                                          420,113
                                                                                                            --------------
                                                                                                                 6,181,757

Electronics & Electrical Equipment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            295,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                       2006 (Canada)                                                                               309,013
            280,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             266,000
            685,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                            678,150
             95,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                            57,000
            185,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   188,238
            535,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        497,550
             85,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                    68,000
            690,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                               552,000
            400,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  328,000
                                                                                                            --------------
                                                                                                                 2,943,951

Energy-Related (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            840,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                          834,473
            470,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                          441,800
            189,024  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                     190,735
             24,195  Niagara Mohawk Power Corp. sr. notes Ser. E, 7 3/8s, 2003                                      24,240
            850,000  Panda Global Energy Co. company guaranty 12 1/2s,
                       2004 (China)                                                                                484,500
            660,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                      673,200
                                                                                                            --------------
                                                                                                                 2,648,948

Entertainment (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                            95,975
            440,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           389,400
            820,000  ITT Corp. notes 6 3/4s, 2005                                                                  737,295
            340,000  SFX Entertainment Inc. company guaranty 9 1/8s, 2008                                          312,800
            495,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                                454,163
            440,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                             193,600
            830,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                            840,441
            360,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                        324,000
            585,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                            117,731
                                                                                                            --------------
                                                                                                                 3,465,405

Environmental Control (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,730,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10s, 2009                                 1,464,013
          1,070,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 7/8s, 2009                                                                                910,838
                                                                                                            --------------
                                                                                                                 2,374,851

Financial Services (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            750,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                  480,000
            500,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                                466,940
            460,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                              418,158
            350,000  AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                             192,500
            100,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                           57,000
            750,000  Capital One Financial Corp. notes 7 1/4s, 2006                                                712,500
            425,000  Cellco Finance Corp. NV 144A sr. sub. notes 15s,
                       2005 (Netherlands)                                                                          437,750
            165,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                         150,437
             70,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                    14,000
            610,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   122,000
            840,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   142,800
            470,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                               371,300
            480,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                       369,600
            345,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                                342,413
            600,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                        336,000
            140,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                           88,200
            290,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                    272,600
          1,060,000  RBF Finance Co. company guaranty 11s, 2006                                                  1,123,600
            435,000  Resource America Inc. 144A sr. notes 12s, 2004                                                361,050
                                                                                                            --------------
                                                                                                                 6,458,848

Food and Beverages (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            340,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                            193,800
            500,000  Ameriserve Food Distribution Inc. 144A sec. notes 12s, 2006                                   472,500
            400,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        407,000
            550,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                                  559,625
             75,000  Doane Products Co. 144A sr. sub. notes 9 3/4s, 2007                                            75,375
            620,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                          384,400
            710,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 3/4s, 2009 (STP)                                                                         686,925
            380,000  Vlassic Foods Intl. Inc. sr. sub notes Ser. B, 10 1/4s, 2009                                  353,400
                                                                                                            --------------
                                                                                                                 3,133,025

Gaming (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            470,000  Argosy Gaming Co. company guaranty 10 3/4s, 2009                                              484,100
            500,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                         506,250
            810,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                 785,700
            695,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                         613,442
            720,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004                                                                               388,800
            180,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                     168,397
            790,000  Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                         793,950
            270,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                    259,200
            540,000  Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                       514,350
            930,000  International Game Technology sr. notes 7 7/8s, 2004                                          892,800
            215,000  Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                       13s, 2004                                                                                   233,275
            450,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                           434,250
            330,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                          311,025
            825,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                    787,875
            210,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                       195,300
            390,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                     354,900
                                                                                                            --------------
                                                                                                                 7,723,614

Health Care (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            640,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                592,000
            150,000  Columbia/HCA Healthcare Corp. med term notes notes
                       7.69s, 2025                                                                                 118,500
             70,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                               60,850
            600,000  Columbia/HCA Healthcare Corp. med term notes 6.63s, 2045                                      570,546
            270,000  Conmed Corp. company guaranty 9s, 2008                                                        240,300
            410,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     320,825
            490,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                           39,200
            250,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                           20,000
            590,000  Lifepoint Hospital Holdings 144A sr. sub. notes 10 3/4s, 2009                                 581,150
            921,233  Magellan Health Services, Inc. bank term loan FRN 8.25s, 2004                                 875,172
          1,000,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                 30,000
            210,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                  4,200
            280,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                 270,200
          1,080,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  324,000
            670,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                355,100
            520,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                 31,200
            430,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008                                    25,800
            120,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            111,900
            150,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                                 145,875
            720,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                         648,000
            150,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                     140,250
            250,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                         222,500
            310,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                        304,575
                                                                                                            --------------
                                                                                                                 6,032,143

Lodging (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            430,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                           361,200
          1,135,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                    984,613
            840,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                     858,900
            350,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                               318,500
                                                                                                            --------------
                                                                                                                 2,523,213

Manufacturing (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            680,000  Blount Inc. 144A sr. sub. notes 13s, 2009                                                     700,400

Medical Supplies and Devices (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            455,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                    364,000
            465,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                                 480,113
            210,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                  151,200
            340,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            255,000
            380,000  Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                               38,000
            360,000  Mediq, Inc. company guaranty 11s, 2008                                                        115,200
                                                                                                            --------------
                                                                                                                 1,403,513

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  Anker Coal Group, Inc. 144A sec. notes 14 1/4s, 2007 (PIK)                                    140,000
            950,000  Better Minerals & Aggregates Co. 144A sr. sub. notes 13s, 2009                                940,500
            305,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          158,600
            710,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                        426,000
            320,000  Neenah Corp. company guaranty Ser. F, 11 1/8s, 2007                                           295,200
            270,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             254,475
                                                                                                            --------------
                                                                                                                 2,214,775

Motion Picture Distribution (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            345,000  Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                       276,000
          1,202,000  Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 5/8s, 3/1/03), 2008 (STP)                                                        300,500
                                                                                                            --------------
                                                                                                                   576,500

Office Equipment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            480,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        235,200
            666,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                    718,448
                                                                                                            --------------
                                                                                                                   953,648

Oil and Gas (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            360,000  Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                                  369,000
             50,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    32,500
            120,000  Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                              121,500
            300,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                   293,451
            250,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                    247,773
            180,000  Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                    184,500
            700,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                      693,000
            450,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                      433,125
            250,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                       110,000
            240,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                           96,000
            105,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                  103,163
            700,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                                 710,500
                                                                                                            --------------
                                                                                                                 3,394,512

Packaging and Containers (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            175,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              166,250
            310,000  Ball Corp. company guaranty 7 3/4s, 2006                                                      302,250
            630,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                        589,050
            365,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                             293,825
            640,000  Packaging Corp. company guaranty 9 5/8s, 2009                                                 648,000
            398,636  Packaging Corp. bank term loan FRN 9.438s, 2007                                               392,619
            145,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                      145,000
                                                                                                            --------------
                                                                                                                 2,536,994

Paper and Forest Products (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            480,000  Impac Group Inc. company guaranty Ser. B, 10 1/8s, 2008                                       429,600
            500,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                       2007 (Indonesia)                                                                            321,250
            530,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                            539,275
          1,085,000  Pindo Deli Finance Mauritius Ltd. company guaranty 10 3/4s,
                       2007 (Mauritius)                                                                            688,975
            770,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                       2004 (Mauritius)                                                                            500,500
          1,128,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                        1,001,100
            590,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                              545,750
            880,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                                  860,200
            560,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                                  562,800
                                                                                                            --------------
                                                                                                                 5,449,450

Pharmaceuticals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         573,000
            250,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                         228,125
                                                                                                            --------------
                                                                                                                   801,125

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 63,000

Publishing (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,275,000  Affinity Group Holdings sr. notes 11s, 2007                                                 1,185,750
            855,000  American Media Operation, Inc. sr. sub. notes 10 1/4s, 2009                                   837,900
            500,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                             460,000
            490,000  Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                                     438,550
            100,000  Hollinger International Publishing, Inc. sr. sub. notes 9 1/4s, 2006                           98,000
            400,000  Perry-Judd company guaranty 10 5/8s, 2007                                                     360,000
            114,960  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                     104,614
            250,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                     245,000
                                                                                                            --------------
                                                                                                                 3,729,814

Railroads (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            155,000  MRS Logistica, S.A. bonds Ser. B, 10 5/8s, 2005 (Brazil)                                      111,600
            565,000  TFM S.A. de C.V. company guaranty stepped-coupon zero %,
                       (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                     336,175
                                                                                                            --------------
                                                                                                                   447,775

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            700,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           525,000

Retail (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            180,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                   144,000
            400,000  K mart Corp. pass-through certificates Ser. 95K4, 9.35s, 2020                                 385,000
            460,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    397,900
            625,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    625,000
            300,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    255,750
            680,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                                 639,200
                                                                                                            --------------
                                                                                                                 2,446,850

Satellite Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            470,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                     493,500
            270,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                       2004 (Mexico)                                                                               194,400
                                                                                                            --------------
                                                                                                                   687,900

Semiconductors (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            800,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                    784,000
            400,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                             369,000
                                                                                                            --------------
                                                                                                                 1,153,000

Shipping (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  International Shipholding Corp. sr. notes 9s, 2003                                            100,000
            140,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        127,400
            510,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                       11 3/4s, 2005                                                                               518,925
            560,000  Pegasus Shipping 144A units company guaranty
                       stepped-coupon zero % (14 1/2s. 6/20/03), 2008 (STP)                                         56,000
            375,000  Transportacion Maritima Mexicana S.A. de C.V. notes
                       9 1/4s, 2003 (Mexico)                                                                       287,813
                                                                                                            --------------
                                                                                                                 1,090,138

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            420,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                      365,400

Steel (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,040,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                  946,400
            500,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                       475,000
            575,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                           569,250
            500,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                     450,000
                                                                                                            --------------
                                                                                                                 2,440,650

Telecommunications (8.4%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                         18,000
            160,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              175,200
            610,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 3/4s, 2/15/03), 2008 (STP)                                                       411,750
            880,000  Alaska Communications Systems 144A sr. sub. notes
                       9 3/8s, 2009                                                                                827,200
            440,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    237,600
            330,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                     204,600
            310,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                            306,900
            525,000  Caprock Communications Corp. sr. notes 11 1/2s, 2009                                          509,250
            500,000  Carrier1 Intl. S.A. sr. notes Ser. B, 13 1/4s, 2009 (Luxembourg)                              512,500
            375,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                                  33,750
            910,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                       891,800
            425,000  Covad Communications Group, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                               238,000
          2,380,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon Ser. B, zero %
                       (12 1/2s, 03/01/03), 2008 (STP)                                                             833,000
          1,390,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                   1,376,100
            900,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                               918,000
            580,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  319,000
            230,000  Esprit Telecom Group PLC sr. notes 11 1/2s,
                       2007 (United Kingdom)                                                                       228,850
          1,370,000  Firstworld Communication Corp. sr. disc. notes
                       stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                             698,700
            890,000  Focal Communications Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                              507,300
            780,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                  791,700
            495,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                                 495,000
          1,360,000  GST Network, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/2s, 5/1/03), 2008 (STP)                                                        659,600
            747,000  GST USA, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                       567,720
            100,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                       2007 (Netherlands)                                                                          100,500
            265,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                    226,575
            635,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                               673,100
            750,000  Hyperion Telecommunications Inc. sr. sub. notes 12s, 2007                                     772,500
            575,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                     491,625
            770,000  ICG Services, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                          392,700
          1,130,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                                559,350
            630,000  Insight Midwest 144A sr. notes 9 3/4s, 2009                                                   645,750
            760,000  Interact Systems, Inc. 144A 14s, 2003                                                         121,600
            525,000  Intermedia Communications, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                362,250
            720,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                  637,200
            320,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                                281,600
          1,195,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     1,042,638
            850,000  IPC Information Systems Inc. sr. disc. notes 10 7/8s, 2008                                    616,250
          1,695,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                       881,400
            440,000  KMC Telecomunications 144A sr. notes 13 1/2s, 2009                                            431,200
          1,315,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %,
                       (11 7/8s, 10/15/02), 2007 (STP)                                                             762,700
            420,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                      352,800
            760,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                    744,800
            850,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                          699,125
             90,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01),
                       2007 (Poland) (STP)                                                                          55,800
            150,000  Netia Holdings B.V. 144A company guaranty 10 1/4s,
                       2007 (Poland)                                                                               127,500
            790,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                               878,875
            180,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                         135,000
            950,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         978,500
            400,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                      430,000
            185,000  Onepoint Communications, Inc. company guaranty Ser. B,
                       14 1/2s, 2008                                                                               111,000
            690,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                         379,500
            525,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         416,593
             90,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                            68,014
            470,000  Qwest Communications International, Inc. sr. notes Ser. B,
                       7 1/4s, 2008                                                                                458,762
            800,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                               392,000
            650,000  Startec Global Communications Corp. sr. notes 12s, 2008                                       520,000
            700,000  Telecom Tech, Inc. company guaranty 9 3/4s, 2008                                              665,000
            480,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         48,000
             90,000  TeleWest Communications PLC 144A 11 1/4s,
                       2008 (United Kingdom)                                                                        98,100
            470,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon zero %, 2009 (9 1/4, 4/15/04)
                       (United Kingdom) (STP)                                                                      285,525
            110,000  Teligent, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                       (11 1/2s, 3/1/03), 2008 (STP)                                                                58,025
            580,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                        532,150
            890,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                               907,800
            490,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                   485,100
          1,250,000  Williams Communications Group Inc. sr. notes 10 7/8s, 2009                                  1,287,500
            545,000  WinStar Communications, Inc. sr. sub. notes stepped-coupon
                       zero % (15s, 3/1/02), 2007 (STP)                                                            632,200
            410,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                         364,900
          1,010,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                         878,700
            610,000  Worldwide Fiber Inc. 144A sr. notes 12s, 2009                                                 610,000
                                                                                                            --------------
                                                                                                                34,361,727

Telephone Services (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,080,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                     918,000
            630,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (10.8s, 5/15/04), 2009 (Canada) (STP)                                                       365,400
            560,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (9.27s, 8/15/02), 2007 (Canada) (STP)                                                       366,800
            970,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                       562,600
            360,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                        306,000
          1,235,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01),
                       2006 (United Kingdom) (STP)                                                               1,037,400
            250,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                       215,000
            625,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               553,125
            150,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                                     112,500
            420,000  Globo Communicacoes 144A company guaranty 10 1/2s,
                       2006 (Brazil)                                                                               319,200
            380,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                        397,100
            100,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                      50,000
          1,130,000  McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                      1,127,175
            530,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                                461,100
            130,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                              89,700
            705,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                       701,475
            300,000  RSL Communications, Ltd. 144A 10 1/2s, 2008                                                   273,000
            130,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                        113,100
            175,000  Transtel S.A. pass through certificates 12 1/2s, 2007                                          85,750
            280,000  US Xchange LLC sr. notes 15s, 2008                                                            271,600
            580,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                              324,800
          1,190,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                        1,124,550
                                                                                                            --------------
                                                                                                                 9,775,375

Textiles (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            540,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                               91,800
            290,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         278,400
            190,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                     179,075
            390,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                                362,700
                                                                                                            --------------
                                                                                                                   911,975

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 218,500

Wireless Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            220,000  Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (14 3/4s, 12/15/00), 2005 (STP)                                                      209,000
            240,000  Omnipoint Corp. 144A sr. notes 11 1/2s, 2009                                                  250,200
            390,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         273,000
            125,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                      25,000
            620,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-coupon zero %,
                       (11 5/8s, 4/15/04), 2009 (STP)                                                              378,200
                                                                                                            --------------
                                                                                                                 1,135,400
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $214,564,978)                                    $  187,841,133

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (4.5%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,880,257  Federal Home Loan Mortgage Corporation 7 1/2s, May 1, 2027                               $  1,887,308
                     Federal National Mortgage Association
                       Pass-Through Certificates
            952,142    7s, May 1, 2011                                                                             950,647
          1,747,571    6 1/2s, with due dates from July 1, 2013 to
                       November 1, 2028                                                                          1,691,851
                     Government National Mortgage Association
                       Pass-Through Certificates
          6,393,293    8s, with due dates from March 15, 2017 to March 15, 2028                                  6,531,306
          6,804,389    7s, with due dates from May 15, 2023 to December 15, 2028                                 6,698,041
            698,903    6 1/2s, December 15, 2027                                                                   667,885
                                                                                                            --------------
                                                                                                                18,427,038

U.S. Treasury Obligations (12.3%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          2,135,000    6 1/2s, November 15, 2026 (SEG)                                                           2,160,022
          1,910,000    6 1/8s, November 15, 2027                                                                 1,846,435
          1,485,000  U. S. Treasury Bond Strip, 6.85s, February 15, 2019                                           421,265
                     U.S. Treasury Notes
          3,960,000    6s, August 15, 2009                                                                       3,954,416
          2,861,000    6s, August 15, 2004                                                                       2,867,695
         10,600,000    5 3/4s, June 30, 2001                                                                    10,590,036
             65,000    5 5/8s, May 15, 2008                                                                         62,715
          1,930,000    5 5/8s, September 30, 2001                                                                1,923,361
          9,490,000    5 1/2s, May 15, 2009                                                                      9,102,998
         14,137,000    5 1/4s, May 15, 2004                                                                     13,737,206
          2,780,000    4 3/4s, November 15, 2008                                                                 2,515,900
          1,240,000    4 1/4s, November 15, 2003                                                                 1,165,017
                                                                                                            --------------
                                                                                                                50,347,066
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $69,260,763)                                                                   $   68,774,104

FOREIGN GOVERNMENT BONDS AND NOTES (15.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD       4,840,000  Argentina (Republic of) 11 3/4s, 2009                                                  $    4,743,200
AUD       9,925,000  Australia (Government of) bonds Ser. 808,
                       8 3/4s, 2008                                                                              7,191,073
USD       2,653,000  Brazil (Federal Republic of) 14 1/2s, 2009                                                  2,749,304
USD       1,085,000  Brazil (Federal Republic of) 11 5/8s, 2004                                                  1,034,873
CAD         530,000  Canada (Government of) bonds Ser. WB60,
                       7 1/4s, 2007                                                                                386,545
CAD       7,990,000  Canada (Government of) bonds Ser. WL43,
                       5 3/4s, 2029                                                                              5,200,997
EUR      11,790,000  Germany (Federal Republic of) bonds Ser. 132,
                       4 1/8s, 2004                                                                             12,178,127
USD         800,000  Colombia (Republic of) unsub. 9 3/4s, 2009                                                    726,000
USD         310,000  Colombia (Republic of) unsub. 8 5/8s, 2008                                                    264,678
USD       7,510,000  Russia (Federation of) deb. principal loans FRB
                       6.063s, 2020                                                                                694,675
USD       1,410,000  Russia (Federation of) 144A bonds 12 3/4s, 2028                                               768,450
USD       1,565,000  Russia (Federation of) unsub. 10s, 2007                                                       759,025
SEK      51,800,000  Sweden (Government of) bonds, Ser. 104, 6 3/4s, 2014                                        6,774,872
SEK       8,700,000  Sweden (Government of) bonds, Ser. 1035, 6s, 2005                                           1,086,187
GBP         820,000  United Kingdom Treasury bonds 10s, 2003                                                     1,517,172
GBP       2,460,000  United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                         4,397,843
GBP       3,070,000  United Kingdom Treasury bonds 8s, 2000                                                      5,160,325
USD       5,095,000  United Mexican States bonds Ser. XW, 10 3/8s, 2009                                          5,184,163
USD       1,610,000  United Mexican States sr. notes Ser. EMTN,
                       9 3/4s, 2005                                                                              1,614,025
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $63,528,420)                                                                   $   62,431,534

COLLATERALIZED MORTGAGE OBLIGATIONS (7.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Commercial Mortgage Acceptance Corp.
     $      905,000    Ser. 97-ML1, Class D, 6.977s, 2030                                                   $      839,953
            905,000    Ser. 98-C2, Class D, 6.757s, 2009                                                           819,591
         16,224,533    Ser. 97-ML1, Interest Only (IO), 0.899s, 2017                                               768,130
          1,060,000  Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                                       996,566
          1,625,000  Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                       Class A8, 6 1/2s, 2024                                                                    1,502,865
                     Criimi Mae Commercial Mortgage Trust
          4,310,000    Ser. 98-C1, Class A2, 7s, 2011                                                            3,686,397
          1,860,000    Ser. 98-C1, Class B, 7s, 2011                                                             1,382,213
         10,872,501  Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                       Class X, IO, 1.243s, 2031                                                                   593,740
                     Fannie Mae Strip
          4,469,111    Ser. 281, Class 2, IO, 9s, 2026                                                           1,191,996
          1,074,935    Ser. 217, Class 2, IO, 8s, 2023                                                             317,946
            385,252    Ser. 176, Class 2, IO, 8s, 2022                                                             113,950
          2,359,735    Ser. 266, Class 2, IO, 7.5s, 2024                                                           684,323
          2,415,999  Financing Corp. 6 1/2s, 2023                                                                2,064,169
          4,998,051  First Union-Lehman Brothers Commercial Mortgage Co.
                       Ser. 97-C2, IO, 1.916s, 2027                                                                371,340
                     Freddie Mac
            770,000    Ser. 2040, Class PE, 7.5s, 2028                                                             769,407
            435,000    Ser. 1439, Class I, 7.5s, 2022                                                              429,138
            610,284    Ser. 1717, Class L, 6 1/2s, 2024                                                            590,235
          1,711,407    Ser. 2182, Class EC, zero %, 2025                                                         1,300,776
                     Freddie Mac Strip
            515,639    Ser. 176, Principal Only (PO), zero %, 2026                                                 355,066
            791,724    Ser. 203, PO, zero %, 2029                                                                  494,085
            620,000  GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                       6 3/4s, 2028                                                                                588,225
          1,085,000  General Growth Properties-Ala Moana Ser. 99-C1, Class E,
                       7.66s, 2009                                                                               1,085,000
            560,000  General Growth Properities-Ivanhoe Ser. 99, Class C1,
                       8.666s, 2004                                                                                560,000
            471,000  General Growth Properties-Ivanhoe Ser. 99, Class F,
                       7.916s, 2004                                                                                471,000
            860,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C2,
                       Class D, 6 1/2s, 2031                                                                       759,588
            700,000  Government National Mortgage Association Ser. 97-8,
                       Class PE 7 1/2s, 2027                                                                       695,844
            800,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.191s, 2031                                                                                721,000
                     Merrill Lynch Mortgage Investors, Inc.
            640,000    Ser. 95-C3, Class D, 7.782s, 2025                                                           624,200
            248,000    Ser. 98-C2, Class D, 6.956s, 2030                                                           228,238
         12,923,134    Ser. 96-C2, IO, 1.5467s, 2028                                                               911,182
            979,658    Ser. 98-C2, IO, 1.449s, 2030                                                                 70,719
                     Morgan Stanley Capital I
            545,000    Ser. 98-XL1, Class E, 7.15s, 2030                                                           507,872
         12,255,201    Ser. 98-HF1, Class X, IO, 1.199s, 2018                                                      677,866
                     Mortgage Capital Funding, Inc.
          6,233,144    Ser. 97-MC2, Class X, IO, 1.581s, 2012                                                      433,398
         27,565,875    Ser. 98-MC1, Class X, IO, 0.748s, 2009                                                    1,048,795
            847,968  PNC Mortgage Securities Corp. Ser. 97-6, Class A2, 6.6s, 2027                                 850,088
            257,531  Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                       5.9s, 2023                                                                                  255,249
            696,713  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                           682,849
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $32,825,091)                                                                   $   30,442,999

BRADY BONDS (4.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   10,700,512  Brazil (Republic of) bonds 8s, 2014                                                    $    7,142,592
          2,210,000  Bulgaria (Government of) Ser. A, FRB, 6 1/2s, 2024                                          1,638,273
          3,625,000  Bulgaria (Government of) Ser. A, FLIRB 2 3/4s, 2012                                         2,442,344
          7,980,000  United Mexican States sec. Ser. W-B, 6 1/4s, 2019                                           5,965,050
          1,005,000  Venezuela (Republic of) bonds 9 1/4s, 2027                                                    675,863
          1,416,660  Venezuela (Republic of) deb. Ser. DL, FRB 6.313s, 2007                                      1,133,328
          1,745,000  Venezuela (Republic of) Ser. W-A, 6 3/4s, 2020                                              1,204,050
                                                                                                            --------------
                     Total Brady Bonds (cost $21,056,317)                                                   $   20,201,500

PREFERRED STOCKS (4.0%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                134  21st Century Telecom Group 144A $13.75 cum. pfd. (PIK)                                 $       67,000
             11,352  AmeriKing, Inc. $3.25 pfd. (PIK)                                                              192,984
             15,000  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                           348,750
              5,324  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                             622,908
              3,678  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                  430,326
             11,925  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                           643,950
              3,478  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                         394,753
                280  Concentric Network Corp. Ser. B, $13.50 pfd (PIK)                                             266,000
              9,706  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                          1,038,542
             27,930  Diva Systems Corp. Ser. C, $6.00 pfd.                                                         111,720
                959  Dobson Communications $13.00 pfd.                                                             973,385
                  4  E. Spire Communications, Inc. $12.75 pfd. (PIK)                                                 1,360
                210  First Republic 144A 10.50% pfd.                                                               210,000
                850  Fresenius Medical Capital Trust I company guaranty Ser. D,
                       9.00%, pfd. (Germany)                                                                       824,500
                560  Fresenius Medical Capital Trust II company guaranty
                       $7.875, pfd. (Germany)                                                                      498,400
              8,930  Global Crossing Holdings 144A $10.50 pfd.                                                     942,115
                991  Granite Broadcasting 144A $12.75 pfd. (PIK)                                                   961,270
                  4  Hyperion Telecommunications Ser. B, $12.875 pfd. (PIK)                                          3,640
                978  ICG Holdings, Inc. $14.25 pfd. (Canada)                                                       889,980
                420  ICG Holdings, Inc., 144A $14.00 pfd. (Canada) (PIK)                                           386,400
              1,034  Intermedia Communication Ser. B, $13.50 pfd. (PIK)                                            935,770
                635  IXC Communications, Inc. $12.50 pfd. (PIK)                                                    682,625
              9,189  Lady Luck Gaming Corp. $11.25 pfd.                                                            385,938
                466  NEXTEL Communications, Inc. Ser. D, $13.00 cum. pfd. (PIK)                                    493,960
                170  NEXTEL Communications, Inc. Ser. E, $11.125 pfd. (PIK)                                        173,400
             20,545  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                      996,433
                 84  Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                            911,400
                394  R&B Falcon Corp. 13.875% pfd.                                                                 386,120
              5,000  Sinclair Capital $11.625 cum. pfd.                                                            500,000
                731  Spanish Broadcasting Systems $14.25 cum. pfd.(PIK)                                            778,515
                580  WinStar Communications, Inc. 144A $14.25 cum. pfd. (PIK)                                      487,200
                                                                                                            --------------
                     Total Preferred Stocks (cost $16,707,941)                                              $   16,539,344

ASSET-BACKED SECURITIES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,235,000  Banco Nacional de Mexico , S.A., Ser. 99-A, Class A1,
                       7 1/2s, 2006 (Mexico)                                                                $    1,239,656
            505,000  Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                       7.67s, 2028                                                                                 465,544
          1,346,233  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                                 1,144,298
          2,251,222  Provident Bank Home Equity Loan Trust 5.533s, 2029                                          2,251,222
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $5,331,030)                                        $    5,100,720

COMMON STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                200  AmeriKing, Inc. (NON)                                                                  $        2,000
              5,200  AMFM, Inc.(NON)                                                                               364,000
              2,625  Axia Holding Inc. 144A (PIK)                                                                   34,125
             53,884  Celcaribe S.A. 144A (Colombia) (NON)                                                           20,207
            156,096  Celcaribe S.A. (Colombia) (NON)                                                               195,120
              4,246  Hedstrom Holdings, Inc. 144A (NON)                                                              4,246
              4,148  IFINT Diversified Holdings 144A                                                                 8,296
              5,804  Intermedia Communications, Inc. (NON)                                                         150,891
                182  Mothers Work, Inc.                                                                              1,911
                125  Paging Do Brazil Holdings Co., LLC 144A Class B (Brazil)                                            1
                480  Premium Holdings (L.P.) 144A (NON)                                                              1,919
            100,386  PSF Holdings LLC Class A                                                                    1,254,825
              8,300  Spanish Broadcasting System, Inc. Class B (NON)                                               165,751
             15,000  Specialty Foods Acquisition Corp. (NON)                                                           300
              3,136  Viatel, Inc.                                                                                  104,664
                                                                                                            --------------
                     Total Common Stocks (cost $4,152,852)                                                  $    2,308,256

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      500,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $      494,375
          1,210,000  Cybernet Internet Service 144A cv. sr. disc. notes
                       stepped-coupon zero %, (13s, 8/15/04), 2009 (STP)                                           665,500
            234,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon
                       zero %, (13 7/8s, 12/15/00), 2005 (STP)                                                     234,000
            320,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  240,800
            280,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                272,650
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $1,798,846)                                    $    1,907,325

WARRANTS (0.4%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                330  Bestel S.A. (Mexico)                                                       5/15/05     $        9,900
                310  Birch Telecommunications, Inc. 144A (PIK)                                  6/15/08             17,050
              2,498  Cellnet Data Systems, Inc.                                                 10/1/07             24,980
                325  Club Regina, Inc. 144A                                                     12/1/04                325
              1,235  Colt Telecommunications Group PLC                                          12/31/06           617,500
              5,062  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00                506
                330  Cybernet Internet Service 144A                                             7/1/09              39,600
                690  Diva Systems Corp.                                                         5/15/06            124,200
              3,606  Diva Systems Corp.                                                         3/1/08              28,848
              9,350  DTI Holdings Inc.                                                          3/1/08                  94
                 10  E. Spire Communications, Inc.                                              11/1/05                300
              1,050  Econophone, Inc. 144A                                                      7/1/07              99,750
                430  Epic Resorts                                                               6/15/05                  4
                370  Esat Holdings, Inc. (Ireland)                                              2/1/07              28,120
              1,370  Firstworld Communication                                                   4/15/08             95,900
                380  Globalstar Telecommunications 144A                                         2/15/04             11,400
                940  Hyperion Telecommunications 144A                                           4/15/01            164,500
              8,514  ICG Communications                                                         10/15/05           148,995
                760  Interact Systems, Inc.                                                     8/1/03                   8
                875  KMC Telecom Holdings, Inc.                                                 4/15/08              2,625
                875  Knology Holdings, Inc. 144A                                                10/15/07             2,188
                100  Long Distance International, Inc. 144A                                     4/13/08                200
              1,530  McCaw International Ltd.                                                   4/15/07              6,503
                380  Mediq Inc. 144A                                                            6/1/09                   4
                140  MGC Communications, Inc. 144A                                              10/1/04             21,000
                500  Network Plus Corp.                                                         2/19/09             10,000
                185  Onepoint Communications, Inc.                                              6/1/08                 185
                390  Orbital Imaging Corp. 144A                                                 3/1/05               7,800
                525  Orion Network Systems                                                      1/15/07              5,906
              5,290  Pagemart, Inc. 144A                                                        12/31/03            39,675
                620  Pathnet, Inc. 144A                                                         4/15/08              6,200
                640  Paxson Communications Corp. 144A                                           6/30/03              2,560
                380  R&B Falcon Corp. 144A                                                      5/1/09              95,000
                650  Startec Global Communications Corp.                                        5/15/08                650
                275  Sterling Chemicals Holdings                                                8/15/08              3,850
                480  Telehub Communications Corp.                                               7/31/05              2,400
              2,285  UIH Australia/Pacific, Inc. 144A                                           5/15/06             68,550
                490  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08             71,050
                                                                                                            --------------
                     Total Warrants (cost $794,603)                                                         $    1,758,326

UNITS (--%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                380  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                            $      133,000
              4,732  XCL Ltd. 144A units cum. cv. pfd. zero % (PIK)                                                  9,464
                                                                                                            --------------
                     Total Units (cost $787,566)                                                            $      142,464

CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,290  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                            $       75,570
             16,450  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                                 697,069
                 20  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                         219,500
                932  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                                                        1,864
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $1,211,517)                                   $      994,003

SHORT-TERM INVESTMENTS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    3,000,000  Federal National Mortgage Corp effective yield of 5.25%,
                       December 17, 1999                                                                    $    2,980,222
          5,153,000  Interest in $545,691,000 joint repurchase agreement dated
                       October 29, 1999 with Morgan (J.P.) & Co., Inc. due
                       November 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $5,155,233 for an
                       effective yield of 5.20%                                                                  5,153,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $8,133,222)                                         $    8,133,222
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $440,153,146) (b)                                              $  406,574,930
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $410,012,058.

  (b) The aggregate identified cost on a tax basis is $440,974,047, resulting in gross unrealized appreciation and depreciation of $5,395,956 and $39,795,073, respectively, or net unrealized depreciation of $34,399,117.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      October 31, 1999, which are subject to change based on the terms of the security.


-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1999
(aggregate face value $37,272,495)
                                                                    Unrealized
                                     Aggregate Face      Delivery  Appreciation/
                        Market Value     Value             Date   (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars      $ 1,330,702   $ 1,383,122         2/3/00    $ (52,420)
British Pounds            1,958,518     1,968,670         2/3/00      (10,152)
Danish Krone              1,856,444     1,871,456         2/3/00      (15,012)
Euro Dollars              9,034,042     9,124,287         2/3/00      (90,245)
Japanese Yen             23,789,644    22,924,960         2/3/00      864,684
-------------------------------------------------------------------------------
                                                                    $ 696,855
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1999
(aggregate face value $33,705,253)
                                                                    Unrealized
                            Market    Aggregate Face     Delivery  Appreciation/
                            Value         Value            Date   (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars      $ 3,711,772   $ 3,780,508         2/3/00    $  68,736
Canadian Dollars          6,179,794     6,087,811         2/3/00      (91,983)
Euro Dollars              4,293,895     4,277,169         2/3/00      (16,726)
Japanese Yen             20,312,856    19,559,765         2/3/00     (753,091)
-------------------------------------------------------------------------------
                                                                    $(793,064)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999
                                                                    Unrealized
                                      Aggregate Face    Expiration Appreciation/
                         Total Value      Value            Date   (Depreciation)
-------------------------------------------------------------------------------
Euro Euribor (short)    $   503,654   $   505,072         Dec-00      $ 1,418
Euro Euribor (short)        508,344       510,184         Dec-99        1,840
Euro Euribor (short)        506,500       507,987         Jun-00        1,487
Euro Euribor (short)        502,047       503,669         Jun-01        1,622
Euro Euribor (short)        508,002       509,120         Mar-00        1,118
Euro Euribor (short)        503,074       505,492         Mar-01        2,418
Euro Euribor (short)        505,261       507,675         Sep-00        2,414
Euroyen (long)           11,256,940    11,257,312         Jun-00         (372)
Euroyen (long)            7,429,627     7,429,448         Mar-00          179
Euroyen (short)          18,661,133    18,652,426         Sep-00       (8,707)
Euro-Schatz (long)        2,286,000     2,295,643         Dec-99       (9,643)
US Treasury
Note 10yr (long)          8,519,531     8,459,599         Dec-99       59,932
-------------------------------------------------------------------------------
                                                                      $53,706
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $440,153,146) (Note 1)                                            $406,574,930
-----------------------------------------------------------------------------------------------
Cash                                                                                  4,481,717
-----------------------------------------------------------------------------------------------
Foreign currency (cost $302,101)                                                        316,812
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             7,984,076
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,945,734
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         106,041
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         34,574
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                          933,420
-----------------------------------------------------------------------------------------------
Total assets                                                                        422,377,304

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 3,113,470
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      7,100,471
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            791,441
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               62,549
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            16,453
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                593
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           166,422
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           1,029,629
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   84,218
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    12,365,246
-----------------------------------------------------------------------------------------------
Net assets                                                                         $410,012,058

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $475,111,545
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (3,244,473)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (28,250,618)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (33,604,396)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $410,012,058

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($410,012,058 divided by 53,095,749 shares)                     $7.72
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended October 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $14,518)                                     $36,567,514
-----------------------------------------------------------------------------------------------
Dividends                                                                             1,698,961
-----------------------------------------------------------------------------------------------
Total investment income                                                              38,266,475

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      3,237,167
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          581,602
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        15,782
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,962
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  52,506
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 25,396
-----------------------------------------------------------------------------------------------
Legal                                                                                    23,103
-----------------------------------------------------------------------------------------------
Postage                                                                                  48,442
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    48,410
-----------------------------------------------------------------------------------------------
Other                                                                                    18,859
-----------------------------------------------------------------------------------------------
Total expenses                                                                        4,058,304
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (26,202)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          4,032,102
-----------------------------------------------------------------------------------------------
Net investment income                                                                34,234,373
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                           (24,739,902)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                               (1,378,975)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           1,373,138
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                       44,605
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year                 (743,601)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (25,444,735)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 8,789,638
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 34,234,373    $ 37,591,575
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                       (24,745,739)     (7,656,881)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                           (698,996)    (43,111,797)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                             8,789,638     (13,177,103)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
    From net investment income                                                      (34,234,373)    (34,469,475)
---------------------------------------------------------------------------------------------------------------
    In excess of net investment income                                                 (355,987)             --
---------------------------------------------------------------------------------------------------------------
    Return of capital                                                                (3,159,376)     (5,032,778)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (28,960,098)    (52,679,356)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   438,972,156     491,651,512
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $3,244,473 and
$2,101,458, respectively)                                                          $410,012,058    $438,972,156
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                                    53,095,749      53,095,749
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                                   $8.27            $9.26            $9.33            $9.04            $8.63
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .64              .71              .66              .68              .68
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.48)            (.96)             .13              .30              .42
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .16             (.25)             .79              .98             1.10
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.64)            (.65)            (.52)            (.69)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)              --               --               --               --
From net realized gain
on investments                                         --               --             (.17)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --             (.16)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                    (.06)            (.09)            (.01)              --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.71)            (.74)            (.86)            (.69)            (.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.72            $8.27            $9.26            $9.33            $9.04
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                      $6.625           $8.125           $8.500           $8.375           $8.125
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                                (10.50)            4.15            11.34            12.08            14.16
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $410,012         $438,972         $491,652         $495,724         $481,914
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .94             1.00              .96              .95             1.02
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            7.93             7.81             7.18             7.43             7.98
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        124.21           202.83           246.84           280.38           290.44
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. investment grade sector, consisting of debt obligations of the U.S. government and investment-grade
U. S. corporate bonds; a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities; and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains and losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities.
Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar value of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1999, the fund had a capital loss carryover of approximately $27,370,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
--------------         ----------------
   $ 3,956,000         October 31, 2006
    23,414,000         October 31, 2007

I) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $787,028 to increase distributions in excess of net investment income and $376,672 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $1,163,700. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1999, fund expenses were reduced by $26,202 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $693 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year October 31, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $296,954,010 and $227,362,906, respectively. Purchases and sales of U.S. government obligations aggregated $242,126,069 and $280,840,924, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended October 31, 1999, the fund repurchased no shares.

As of October 31, 1999, 279,900 shares have been repurchased since the inception of the program.

Note 5 (Unaudited)
Change in independent accountants

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended October 31, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

For the year ended October 31, 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 4.89% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Results of October 7, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                               Votes for                 withheld

Jameson Adkins Baxter          44,442,158               1,154,093
Hans H. Estin                  44,407,699               1,188,552
John A. Hill                   44,467,379               1,128,872
Ronald J. Jackson              44,472,789               1,123,462
Paul L. Joskow                 44,462,432               1,133,819
Elizabeth T. Kennan            44,427,826               1,168,425
Lawrence J. Lasser             44,426,150               1,170,101
John H. Mullin III             44,465,075               1,131,176
Robert E. Patterson            44,473,277               1,122,974
William F. Pounds              44,394,015               1,202,236
George Putnam                  44,398,759               1,197,492
George Putnam, III             44,426,961               1,169,290
A.J.C. Smith                   44,410,327               1,185,924
W. Thomas Stephens             44,450,037               1,146,214
W. Nicholas Thorndike          44,424,194               1,172,057

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: 44,622,964 votes for, and 412,003 votes against, with 561,284 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

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You can also read Putnam economist Dr. Robert Goodman's commentary and
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objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services (America
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access it via Netscape or Microsoft Internet Explorer, using an independent
Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at

http://www.putnaminv.com


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Robert M. Paine
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

D.William Kohli
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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For account balances, economic forecasts, and the latest on Putnam funds, visit
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